Exhibit 5.1

ArentFox Schiff LLP
1717 K Street, NW
Washington, DC 20006

202.857.6000 Main
202.857.6395 Fax

afslaw.com

August 5, 2025

Ramaco Resources, Inc.
250 West Main Street, Suite 1800
Lexington, Kentucky 40507

Re:	Ramaco Resources, Inc.
Registration Statement on Form S-3

We are issuing this opinion in our capacity as counsel to Ramaco Resources, Inc., a Delaware corporation (the “Company”), in connection with the registration under the Securities Act of 1933, as amended (the “Act”), on a Registration Statement on Form S-3 to be filed with the Securities and Exchange Commission on or about August 5, 2025 (the “Registration Statement”) of (i) unsecured debt securities, which may be either senior (the “Senior Debt Securities”) or subordinated (the “Subordinated Debt Securities”), and which may be convertible into shares of Class A common stock, par value $0.01 per share (“Class A Common Stock”) of the Company or shares of Class B common stock, par value $0.01 per share (“Class B Common Stock”) (the “Convertible Debt Securities,” and, together with the Senior Debt Securities and the Subordinated Debt Securities, the “Debt Securities”); (ii) warrants to purchase Debt Securities (the “Debt Warrants”); (iii) shares of Class A Common Stock; (iv) shares of Class B Common Stock; (v) warrants to purchase shares of Class A Common Stock and/or Class B Common Stock (the “Common Stock Warrants”); (vi) warrants to purchase shares of preferred stock (the “Preferred Stock Warrants”), (vii) warrants to purchase depositary shares (the “Depositary Shares Warrants”), (viii) shares of preferred stock, par value $0.01 per share (the “Preferred Stock”), (ix) depositary shares (the “Depositary Shares”); and (ix) rights to purchase Class A Common Stock and/or Class B Common Stock (the “Rights”). The Debt Securities, Debt Warrants, Class A Common Stock, Class B Common Stock, Common Stock Warrants, Preferred Stock Warrants, Depositary Shares Warrants, Preferred Stock, Depositary Shares, and Rights (collectively, the “Securities”) may be issued by the Company either together or separately in connection with an offering or offerings from time to time pursuant to the Registration Statement and will be offered on terms set forth in the Registration Statement and in the prospectus contained in the Registration Statement (the “Prospectus”) and in amounts, at prices and on other terms to be determined by the Company at the time of offering and to be set forth in an amendment or amendments to the Registration Statement and the Prospectus and in one or more supplements to the Prospectus (each, a “Prospectus Supplement”).

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Ramaco Resources, Inc.
August 5, 2025

The Debt Securities specified as Senior Debt Securities in the applicable Prospectus Supplement will be issued under an Indenture, dated as of July 13, 2021 (such Indenture, as amended or supplemented from time to time, the “Senior Indenture”), between the Company and Wilmington Savings Fund Society, FSB, as Trustee. The Debt Securities specified as Subordinated Debt Securities in the applicable Prospectus Supplement will be issued under an Indenture the form of which is filed as an exhibit to a Prospectus Supplement (such Indenture, as amended or supplemented from time to time, the “Subordinated Indenture”). The Subordinated Indenture will be executed by the Company and a trustee to be named and qualified under the Trust Indenture Act of 1939, as amended (the “Trust Indenture Act”), prior to the offering of any Subordinated Debt Securities. The executed Subordinated Indenture will be filed prior to the issuance of such Subordinated Debt Securities in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company. Each series of Debt Warrants will be issued under a warrant agreement (each, a “Debt Warrant Agreement”), to be filed prior to the issuance of such Debt Warrants in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company, to be executed by the Company and a warrant agent or agents to be named by the Company prior to the offering of any Debt Warrants of such series. Each series of Common Stock Warrants will be issued under a warrant agreement (each, a “Common Stock Warrant Agreement”), to be filed prior to the issuance of such Common Stock Warrants in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company, to be executed by the Company and a warrant agent or agents to be named by the Company prior to the offering of any Common Stock Warrants of such series. Each series of Preferred Stock Warrants will be issued under a warrant agreement (each, a “Preferred Stock Warrant Agreement”), to be filed prior to the issuance of such Preferred Stock Warrants in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company, to be entered by the Company and a warrant agent or agents to be named by the Company prior to the offering of any Preferred Stock Warrants of such series. Each series of Depositary Shares Warrants will be issued under a warrant agreement (each, a “Depositary Shares Warrant Agreement”), to be filed prior to the issuance of such Depositary Shares Warrants in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company, to be entered by the Company and a warrant agent or agents to be named by the Company prior to the offering of any Depositary Shares Warrants of such series. Each series of Rights will be issued under a separate rights agreement (each, a “Rights Agreement”) to be filed prior to the issuance of such Rights in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company, to be entered into between the Company and a bank or trust company, as rights agent.

Ramaco Resources, Inc.
August 5, 2025

The Registration Statement provides that the Company may sell the Securities registered thereby (i) to or through underwriters, (ii) directly to one or more other purchasers or (iii) through agents. The applicable Prospectus Supplement with respect to the Securities offered will set forth the terms of the offering of such Securities, including the name or names of any underwriters, dealers or agents, the purchase price of such Securities and the proceeds to the Company from such sale, any underwriting discounts and other items constituting underwriters’ compensation, any initial public offering price and any discounts, commissions or concessions allowed or reallowed or paid to dealers. If underwriters are used in an offering of Securities registered by the Registration Statement, the Registration Statement anticipates that the Company will sell such Securities pursuant to the terms of an underwriting agreement to be executed between the Company and underwriters that will be identified in the applicable Prospectus Supplement. We have assumed for purposes of this letter that the terms of the Underwriting Agreement will fall within the scope of the authorization adopted by the Company’s Board of Directors and will receive the approvals required by that Board authorization. The term “Underwriting Agreement” is used in this letter to mean an underwriting agreement in the form in which it will be actually executed by the Company and the underwriters with respect to a particular underwritten offering of Securities registered by the Registration Statement. We have also assumed for purposes of this letter that the terms of any other agreement providing for the sale of Securities registered by the Registration Statement (other than by means of an underwritten offering), including a distribution agreement to be filed prior to a particular offering of Securities registered by the Registration Statement in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company, to be executed by the Company and an appropriate party or parties that will be identified in the applicable Prospectus Supplement, will fall within the scope of the authorization adopted by the Company’s Board of Directors and will receive the approvals required by that Board authorization. The term “Other Agreement” is used in this letter to mean an agreement providing for the sale of Securities registered by the Registration Statement (other than by means of an underwritten offering) in the form in which it will be actually executed by the Company and the appropriate party or parties with respect to a particular offering or offerings of Securities registered by the Registration Statement. The term “Agreement” is used in this letter to mean either an Underwriting Agreement or an Other Agreement. The terms “Registered Senior Debt Securities,” “Registered Subordinated Debt Securities,” “Registered Debt Warrants,” “Registered Class A Common Stock,” “Registered Class B Common Stock,” “Registered Common Stock Warrants,” “Registered Preferred Stock Warrants,” “Registered Depositary Shares Warrants,” “Registered Preferred Stock,” “Registered Depositary Shares,” and “Registered Rights” are used in this letter to mean, respectively, the Senior Debt Securities, the Subordinated Debt Securities, the Debt Warrants, the Class A Common Stock, Class B Common Stock, the Common Stock Warrants, the Preferred Stock Warrants, the Depositary Shares Warrants, the Preferred Stock, the Depositary Shares and the Rights that are registered under the Registration Statement as initially filed and are sold by the Company under an Agreement.

Ramaco Resources, Inc.
August 5, 2025

For purposes of this letter, we have examined originals, or copies certified or otherwise identified to our satisfaction, of such documents, corporate records and other instruments as we have deemed necessary for the purpose of this opinion, including (i) the corporate and organizational documents of the Company, (ii) minutes and records of the corporate proceedings of the Company with respect to the issuance of the Securities and (iii) the Registration Statement and the exhibits thereto.

For purposes of this letter, we have assumed the authenticity of all documents submitted to us as originals, the conformity to the originals of all documents submitted to us as copies and the authenticity of the originals submitted to us as copies. We have also assumed the genuineness of the signatures of persons signing all documents in connection with which this opinion is rendered, the authority of such persons signing on behalf of the parties thereto other than the Company, and the due authorization, execution and delivery of all documents by the parties thereto other than the Company. As to any facts material to the opinions expressed herein which we have not independently established or verified, we have relied upon statements and representations of officers and other representatives of the Company and others.

Subject to the assumptions, qualifications and limitations identified in this letter, we advise you that in our opinion:

(1)            Registered Senior Debt Securities of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms, when, as and if (i) appropriate corporate action shall have been taken by the Company to authorize (a) the form, terms, execution and delivery of any necessary supplemental indenture or amendment to the Senior Indenture (and the Senior Indenture and any such supplemental indenture or amendment shall have been duly executed and delivered by the Company and the trustee thereunder) and (b) the form and terms of such series of Registered Senior Debt Securities, (ii) such series of Registered Senior Debt Securities shall have been issued in the form and containing the terms described in the Registration Statement, any applicable Prospectus Supplements, the Senior Indenture and such corporate action, (iii) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Senior Debt Securities shall have been filed (or transmitted for filing) with the Securities and Exchange Commission (the “Commission”) pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iv) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (v) Registered Senior Debt Securities of such series shall have been duly executed and authenticated as provided in the Senior Indenture and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable Agreement.

Ramaco Resources, Inc.
August 5, 2025

(2)            Registered Subordinated Debt Securities of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms, when, as and if (i) appropriate corporate action shall have been taken by the Company to authorize (a) the form, terms, execution and delivery of the Subordinated Indenture and any necessary supplemental indenture or amendment to the Subordinated Indenture (and the Subordinated Indenture and any such supplemental indenture or amendment shall have been duly executed and delivered by the Company and the trustee thereunder) and (b) the form and terms of such series of Registered Subordinated Debt Securities, (ii) the trustee under the Subordinated Indenture shall have been qualified under the Trust Indenture Act, (iii) such series of Registered Subordinated Debt Securities shall have been issued in the form and containing the terms described in the Registration Statement, any applicable Prospectus Supplements, the Subordinated Indenture and such corporate action, (iv) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Subordinated Debt Securities shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including the executed Subordinated Indenture, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (v) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (vi) Registered Subordinated Debt Securities of such series shall have been duly executed and authenticated as provided in the Senior Indenture and duly delivered to the purchasers thereof against payment of the agreed consideration therefor in accordance with the applicable Agreement.

(3)            Registered Debt Warrants of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms when, as and if (i) appropriate corporate action shall have been taken by the Company to authorize the form, terms, execution and delivery of a Debt Warrant Agreement for such series of Registered Debt Warrants, including a form of certificate evidencing such series of Registered Debt Warrants (and such Debt Warrant Agreement shall have been duly executed and delivered by the Company and the warrant agent or agents thereunder), (ii) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Debt Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including such Debt Warrant Agreement, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (iv) Registered Debt Warrants of such series are duly executed, attested and issued by duly authorized officers of the Company, countersigned by the applicable warrant agent and delivered to the purchasers thereof against payment of the agreed consideration therefor in the manner provided for in the Registration Statement, any applicable Prospectus Supplements, such Debt Warrant Agreement, the applicable Agreement and such corporate action.

Ramaco Resources, Inc.
August 5, 2025

(4)            Shares of Registered Class A Common Stock or Registered Class B Common Stock will be validly issued, fully paid and nonassessable when, as and if (i)  appropriate corporate action shall have been taken to authorize the issuance and sale of such Registered Class A Common Stock or Registered Class B Common Stock, (ii) a Prospectus Supplement or Prospectus Supplements with respect to the shares of Registered Class A Common Stock or Registered Class B Common Stock shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (iv) appropriate certificates representing the shares of Registered Class A Common Stock or Registered Class B Common Stock are duly executed, countersigned by the Company’s transfer agent/registrar, registered and delivered against payment of the agreed consideration therefor in accordance with the applicable Agreement.

(5)            Registered Common Stock Warrants of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms when, as and if (i) appropriate corporate action shall have been taken by the Company to authorize the form, terms, execution and delivery of a Common Stock Warrant Agreement for such series of Registered Common Stock Warrants, including a form of certificate evidencing such series of Registered Common Stock Warrants (and such Common Stock Warrant Agreement shall have been duly executed and delivered by the Company and the warrant agent or agents thereunder), (ii) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Common Stock Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including such Common Stock Warrant Agreement, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (iv) Registered Common Stock Warrants of such series are duly executed, attested and issued by duly authorized officers of the Company, countersigned by the applicable warrant agent and delivered to the purchasers thereof against payment of the agreed consideration therefor in the manner provided for in the Registration Statement, any applicable Prospectus Supplements, such Common Stock Warrant Agreement, the applicable Agreement and such corporate action.

Ramaco Resources, Inc.
August 5, 2025

(6)            Registered Preferred Stock Warrants of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms when, as and if (i) appropriate corporate action shall have been taken by the Company to authorize the form, terms, execution and delivery of a Preferred Stock Warrant Agreement for such series of Registered Preferred Stock Warrants, including a form of certificate evidencing such series of Registered Preferred Stock Warrants (and such Preferred Stock Warrant Agreement shall have been duly executed and delivered by the Company and the warrant agent or agents thereunder), (ii) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Preferred Stock Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including such Preferred Stock Warrant Agreement, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (iv) Registered Preferred Stock Warrants of such series are duly executed, attested and issued by duly authorized officers of the Company, countersigned by the applicable warrant agent and delivered to the purchasers thereof against payment of the agreed consideration therefor in the manner provided for in the Registration Statement, any applicable Prospectus Supplements, such Preferred Stock Warrant Agreement, the applicable Agreement and such corporate action.

(7)            Registered Depositary Shares Warrants of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms when, as and if (i) appropriate corporate action shall have been taken by the Company to authorize the form, terms, execution and delivery of a Depositary Shares Warrant Agreement for such series of Registered Depositary Shares Warrants, including a form of certificate evidencing such series of Registered Depositary Shares Warrants (and such Currency Warrant Agreement shall have been duly executed and delivered by the Company and the warrant agent or agents thereunder), (ii) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Currency Warrants shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including such Depositary Shares Warrant Agreement, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (iv) Registered Depositary Shares Warrants of such series are duly executed, attested and issued by duly authorized officers of the Company, countersigned by the applicable warrant agent and delivered to the purchasers thereof against payment of the agreed consideration therefor in the manner provided for in the Registration Statement, any applicable Prospectus Supplements, such Depositary Shares Warrant Agreement, the applicable Agreement and such corporate action.

Ramaco Resources, Inc.
August 5, 2025

(8)            Shares of Registered Preferred Stock will be validly issued, fully paid and nonassessable when, as and if (i) appropriate corporate action shall have been taken to authorize the issuance and sale of such Registered Preferred Stock, (ii) a Prospectus Supplement or Prospectus Supplements with respect to the shares of Registered Preferred Stock shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (iv) appropriate certificates representing the shares of Registered Preferred Stock are duly executed, countersigned by the Company’s transfer agent/registrar, registered and delivered against payment of the agreed consideration therefor in accordance with the applicable Agreement.

(9)            Shares of Registered Depositary Shares will be validly issued, fully paid and nonassessable when, as and if (i) appropriate corporate action shall have been taken to authorize the issuance and sale of such Registered Depositary Shares, (ii) a Prospectus Supplement or Prospectus Supplements with respect to the shares of Registered Depositary Shares shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (iv) appropriate certificates representing the shares of Registered Depositary Shares are duly executed, countersigned by the Company’s transfer agent/registrar, registered and delivered against payment of the agreed consideration therefor in accordance with the applicable Agreement.

(10)          Registered Rights of each series, when issued, will be binding obligations of the Company, enforceable against the Company in accordance with their terms when, as and if (i) appropriate corporate action shall have been taken by the Company to authorize the form, terms, execution and delivery of a Rights Agreement for such series of Registered Rights, including a form of certificate evidencing such series of Registered Rights (and such Rights Agreement shall have been duly executed and delivered by the Company and the warrant agent or agents thereunder), (ii) a Prospectus Supplement or Prospectus Supplements with respect to such series of Registered Rights shall have been filed (or transmitted for filing) with the Commission pursuant to Rule 424(b) of the Act and any exhibits necessary under the rules and regulations of the Commission, including such Rights Agreement, shall have been filed with the Commission in an amendment to the Registration Statement or incorporated by reference into the Registration Statement pursuant to a Current Report on Form 8-K of the Company filed with the Commission, (iii) any legally required consents, approvals, authorizations and other orders of the Commission and any other regulatory authorities shall have been obtained and (iv) Registered Rights of such series are duly executed, attested and issued by duly authorized officers of the Company, countersigned by the applicable warrant agent and delivered to the purchasers thereof against payment of the agreed consideration therefor in the manner provided for in the Registration Statement, any applicable Prospectus Supplements, such Rights Agreement, the applicable Agreement and such corporate action.

Ramaco Resources, Inc.
August 5, 2025

Our advice on every legal issue addressed in this letter is based exclusively on the internal law of New York and the General Corporation Law of the State of Delaware (under which the Company is incorporated).

Our opinions expressed above are subject to the qualifications that we express no opinion as to the applicability of, compliance with, or effect of (i) any bankruptcy, insolvency, reorganization, fraudulent transfer, fraudulent conveyance, moratorium or other similar law or judicially developed doctrine in this area (such as substantive consolidation or equitable subordination) affecting the enforcement of creditors’ rights generally, (ii) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law), (iii) an implied covenant of good faith and fair dealing, (iv) public policy considerations which may limit the rights of parties to obtain certain remedies, (v) any requirement that a claim with respect to any security denominated in other than U.S. dollars (or a judgment denominated in other than U.S. dollars in respect of such claim) be converted into U.S. dollars at a rate of exchange prevailing on a date determined in accordance with applicable law, (vi) governmental authority to limit, delay or prohibit the making of payments outside of the United States or in a foreign currency or currency unit and (vii) any laws except the laws of the State of New York and the General Corporation Law of the State of Delaware. We advise you that issues addressed by this letter may be governed in whole or in part by other laws, but we express no opinion as to whether any relevant difference exists between the laws upon which our opinions are based and any other laws which may actually govern.

For purposes of rendering our opinions expressed above, we have assumed that (i) the Registration Statement remains effective during the offer and sale of the particular Securities, (ii) the terms of the (a) the Senior Indenture, as executed or as thereafter amended, (b) the Subordinated Indenture, as executed or as thereafter amended, (c) any supplemental indenture to the Senior Indenture or the Subordinated Indenture, (d) any Debt Warrant Agreement, (e) any Common Stock Warrant Agreement, (f) any Preferred Stock Warrant Agreement, (g) any Depositary Shares Warrant Agreement and (h) Rights Agreement, each as applicable to the particular Securities, are consistent with the description of the terms of such indenture, agreement or certificate set forth in the Registration Statement and in the Prospectus, (iii) at the time of the issuance, sale and delivery of each such Security (x) the authorization of such Security by the Company will not have been modified or rescinded, and there will not have occurred any change in law affecting the validity, legally binding character or enforceability of such Security and (y) the issuance, sale and delivery of such Security, the terms of such Security and compliance by the Company with the terms of such Security will not violate any applicable law, any agreement or instrument then binding upon the Company (including, but not limited to, any Agreement, any supplemental indenture to the Senior Indenture or the Subordinated Indenture, any Debt Warrant Agreement, any Common Stock Warrant Agreement, any Preferred Stock Warrant Agreement, any Depositary Shares Warrant Agreement or any Rights Agreement) or any restriction imposed by any court or governmental body having jurisdiction over the Company and (iv) any revisions to the form of (a) Senior Indenture or (b) Subordinated Indenture, each filed as exhibits to the Registration Statement prior to the execution thereof, and any amendments or supplemental indentures to the Senior Indenture (as executed) or the Subordinated Indenture (as executed), will not require requalification of such indenture under the Trust Indenture Act.

Ramaco Resources, Inc.
August 5, 2025

We do not find it necessary for the purposes of this opinion, and accordingly we do not purport to cover herein, the application of the securities or “Blue Sky” laws of the various states to the issuance of the Securities.

This opinion is limited to the specific issues addressed herein, and no opinion may be inferred or implied beyond that expressly stated herein. We assume no obligation to revise or supplement this opinion should the present laws of the State of New York or the General Corporation Law of the State of Delaware be changed by legislative action, judicial decision or otherwise.

This opinion is furnished to you in connection with the filing of the Registration Statement and is not to be used, circulated, quoted or otherwise relied upon for any other purposes.

We hereby consent to the filing of this opinion as Exhibit 5.1 to the Registration Statement. We also consent to the reference to our firm under the heading “Legal Matters” in the Prospectus. In giving this consent, we do not thereby admit that we are in the category of persons whose consent is required under Section 7 of the Act of the rules and regulations of the Commission.

Very truly yours,

/s/ ArentFox Schiff LLP